EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RLJ Entertainment, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Miguel Penella, Chief Executive Officer and Nazir Rostom, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 14, 2016	/s/ MIGUEL PENELLA
Miguel Penella
Chief Executive Officer

Date:	November 14, 2016	/s/ NAZIR ROSTOM
Nazir Rostom
Chief Financial Officer